NUVEEN MUNICIPAL BOND FUND 2

SUPPLEMENT DATED APRIL 23, 2012

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

The reorganization of Nuveen Municipal Bond Fund 2 into Nuveen All-American Municipal Bond Fund is complete. Any references to Nuveen Municipal Bond Fund 2 in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MB2P-0412P